Exhibit 10.28.3

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0448-18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

This Amendment No.1 COM0291-19 (the “Amendment No.1”) dated as of May 29, 2019, is between Embraer S.A. (“Embraer”) and Republic Airways Inc., formally known as Republic Airline Inc. (“Buyer), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0448-18 dated December 15th, 2018 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.1 and the Purchase Agreement, this Amendment No 1 shall control.

WHEREAS, Buyer has [***];

WHEREAS, Buyer has requested and Embraer has agreed to rescheduled certain Aircraft Contractual Delivery Dates;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. DELIVERY

The Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment E to this Amendment No.1.

2. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well; as its related Attachments, which are not specifically modified by this Amendment No 1 shall remain in full force and effect without any change.

3. COUNTERPARTS

This Amendment No.1 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

Amendment No. 1 to PA COM0448-18	Page 1 of 3

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0448-18

This Amendment No.1 may be signed and exchange by email attaching a copy of the signed Amendment in portable document format with originals to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 1 to PA COM0448-18 COM0291-19	Page 2 of 3

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0448-18

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.1 to be effective as of the date first written above.

EMBRAER S.A.		REPUBLIC AIRWAYS INC

By:	/s/ Nelson Salgado	By:	/s/ S. Wade Sheek
Name: Nelson Salgado		Name: S. Wade Sheek
Title: Executive Vice President & CFO		Title: VP, General Counsel

By:	/s/ Simon Newitt
Name: Simon Newitt
Title: Vice President, Contracts Commercial Aviation
Place: São José Campos – SP Brazil		Place: Carmel, IN, USA

Amendment No. 1 to PA COM0448-18 COM0291-19	Page 3 of 3

ATTACHMENT “E” Firm Aircraft Delivery Schedule

[***]

Attachment “E” of Amendment No. 1 to PA COM0448-18	Page 1 of 1